UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K A

CURRENT REPORT

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

Date of Report: July 20, 2009

     Commission file number:
000-50709

NOWAUTO GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50709	77-0594821
(State or other jurisdiction	Commission file number	(I.R.S. Employer
of incorporation)		Identification No.)

2090 East University, Suite 112, Tempe, Arizona 85281
(address of principal executive offices, including zip code)

(480) 990-0007
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, (Moore), its independent registered public account firm. On the same date, On August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended June 30, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

This action was taken in anticipation of sanctions taken by the Public Company Accounting Oversight Board (“PCAOB”) of Moore & Associates. Subsequently, on August 27, 2009, the PCAOB revoked the registration f Moore because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, And Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

The registrant has requested that Moore and Associates, Chartered furnish it with an amended Exhibit 16.1 letter from Moore addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Mr. Moore has notified us that he will not be providing this letter.

b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 4.02	Non-reliance on previously issued financial statements or a related audit report or completed interim review

Discussions about the reliability of the June 30, 2008 report began in July. Moore & Associates, Chartered was sanctioned on August 27th. Therefore, the audit for this period is no longer valid and is currently being redone. This statement and any subsequent statements can not be relied on. Goodwill has been reviewed again and an impairment of $216,151 is expected. Also, the Company plans to increase the Allowance for Doubtful Accounts by $650,000 though this may be adjusted pending the completion of the audit. This will have the effect of reducing Total Assets and earnings for the period and Retained Earnings in all subsequent periods. These matters have been discussed with our independent auditor, Seale and Beers, as well as the subsequent auditor, Semple, Marchal & Cooper.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 20, 2009	/s/ Faith Forbis